UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report

April 19, 2006

(Date of earliest event reported)

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2140 North Miami Avenue Miami, Florida	33127
(Address of principal executive offices)	(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent accountant

On April 19, 2006, IVAX Diagnostics, Inc. (the “Company”) notified Ernst & Young LLP (“Ernst & Young”) that effective immediately the Company decided to discontinue its engagement of Ernst & Young as the Company’s independent registered public accounting firm. The decision to discontinue its engagement of Ernst & Young was made and approved by the Audit Committee of the Board of Directors.

The audit report of Ernst & Young on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2005 and 2004, and the subsequent interim period through April 19, 2006, the Company had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Ernst & Young with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K and has requested that Ernst & Young furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether Ernst & Young agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of Ernst & Young’s letter, dated April 19, 2006, stating that it has found no basis for disagreement with such statements, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent accountant

On April 19, 2006, the Company appointed PricewaterhouseCoopers LLP (“PwC”) as its new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2006, effective immediately. The decision to appoint PwC was made and approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years ended December 31, 2005 and 2004, and the subsequent interim period through April 19, 2006, the Company has not consulted with PwC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
16.1	Letter of Ernst & Young LLP dated April 19, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX DIAGNOSTICS, INC.

By:	/s/ Mark S. Deutsch
Mark S. Deutsch,
Vice President - Finance and
Chief Financial Officer

Dated: April 21, 2006

EXHIBIT INDEX

Exhibit	Description
16.1	Letter of Ernst & Young LLP dated April 19, 2006